UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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Apple REIT Eight, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Apple REIT Seven, Inc.
Apple REIT Eight, Inc.
Apple REIT Nine, Inc.
814 East Main Street
Richmond, Virginia 23219

SUPPLEMENT TO THE JOINT PROXY STATEMENT/PROSPECTUS
FOR THE SPECIAL MEETINGS OF SHAREHOLDERS OF THE APPLE REITS
TO BE HELD ON FEBRUARY 21, 2014

The following information supplements and amends the joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) of Apple REIT Nine, Inc. (“Apple Nine”), Apple REIT Eight, Inc. (“Apple Eight”) and Apple REIT Seven, Inc. (“Apple Seven,” and together with Apple Nine and Apple Eight, the “Apple REITs”) furnished to shareholders of the Apple REITs, in connection with the solicitation of proxies by the board of directors of each Apple REIT for the special meeting of shareholders of each Apple REIT, and for any adjournment or postponement thereof,  to be held at the corporate headquarters of the Apple REITs, 814 East Main Street, Richmond, Virginia, 23219 on February 21, 2014.  Apple Seven’s special meeting will be held at 11:00 a.m., eastern time.  Apple Eight’s special meeting will be held at 11:30 a.m., eastern time.  Apple Nine’s special meeting will be held at 12:00 p.m., eastern time.  The meetings are being held to seek shareholder approval of the Merger Agreement and various other matters related to the Merger Agreement that are described in the Joint Proxy Statement/Prospectus pursuant to which Apple Seven and Apple Eight would become wholly-owned subsidiaries of Apple Nine.  This supplement to the Joint Proxy Statement/Prospectus (this “Supplement”) is being filed with the Securities and Exchange Commission (the “SEC”) on February 19, 2014 and is first being mailed to shareholders on or about February 19, 2014.  Capitalized terms used in this Supplement and not otherwise defined have the meaning given to such terms in the Joint Proxy Statement/Prospectus.

Each of the Apple REITs intend to adjourn their respective special meeting, without conducting any other business, until February 27, 2014 at the same hour as the respective special meeting on February 21, 2014 to allow shareholders time to consider the supplemental disclosures contained herein and to solicit additional votes.

THE JOINT PROXY STATEMENT/PROSPECTUS CONTAINS IMPORTANT ADDITIONAL INFORMATION AND THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE JOINT PROXY STATEMENT/PROSPECTUS.

Only shareholders of record on the close of business on January 8, 2014 are entitled to receive notice of and to vote at the special meeting, and at any adjournment or postponement of the special meeting, of each Apple REIT in which they hold shares.

SUPPLEMENTAL DISCLOSURE CONCERNING SEC SETTLEMENT

On February 12, 2014, the SEC and the Apple REITs settled the previously disclosed SEC investigation that focused principally on the adequacy of certain disclosures by each of the Apple REITs in its filings with the SEC.  Each of the Apple REITs, Apple Seven Advisors, Inc., Apple Eight Advisors, Inc.,  Apple Nine Advisors, Inc., and Apple Six Advisors, Inc. (collectively, the “Advisory Companies”), Chief Executive Officer Glade M. Knight and Chief Financial Officer Bryan F. Peery agreed to the settlement.  To effectuate the settlement, and without admitting or denying any allegations, the Apple REITs consented to the issuance of an administrative order alleging deficiencies related to the disclosure of the process used to price shares sold in the dividend reinvestment plans, disclosure of compensation paid to executives by the Advisory Companies, and disclosure of transactions among the Apple REITs.  The settlement and the allegations have no impact on any of the Apple REITs’ financial statements.  The order provides that based on the alleged disclosure deficiencies, Apple Seven and Apple Eight violated Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933 and the Apple  REITs violated Sections 13(a), 13(b)(2)(A), 13(b)(2)(B), 14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rules 12b-20, 13a-1, 13a-13 and 14a-9 thereunder.  The order requires the Apple REITs to cease and desist from committing or causing any such violations in the future, but does not require the Apple REITs to pay a financial penalty.

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The Advisory Companies, Mr. Knight and Mr. Peery, without admitting or denying any allegations, also consented to the issuance of the order alleging that, based on the alleged disclosure deficiencies described above, they were a cause of the Apple REITs’ violations of Sections 13(a), 13(b)(2)(A), 13(b)(2)(B), 14(a) of the Exchange Act and Rules 12b-20, 13a-1, 13a-13 and 14a-9 thereunder.  In addition, the order provides that Messrs. Knight and Peery violated Section 16(a) of the Exchange Act and Rule 16a-3 thereunder based on Mr. Knight’s alleged failure to file timely with the SEC one Form 3 and one Form 4, and Mr. Peery’s alleged failure to file timely one Form 4.  Further, the order provides that Messrs. Knight and Peery each violated Rule 13a-14 of the Exchange Act based on the officer certifications they provided in their respective roles as Chief Executive Officer and Chief Financial Officer for the Apple REITs.  Finally, to settle the proceedings, Apple Six Advisors, Inc. has agreed to pay a penalty of $437,500, Apple Seven Advisors, Inc. has agreed to pay a penalty of $375,000, Apple Eight Advisors, Inc. has agreed to pay a penalty of $437,500, Apple Nine Advisors, Inc. has agreed to pay a penalty of $250,000, Mr. Knight has agreed to pay a penalty of $125,000 and Mr. Peery has agreed to pay a penalty of $50,000.

For further details about the settlement, please refer to the full text of the SEC’s order which is filed as Exhibit 99.1 to the Current Report on Form 8-K filed by each of the Apple REITs with respect to the settlement.  A copy of each Current Report on Form 8-K including Exhibit 99.1 may be obtained through each Apple REIT’s website at http://www.applereitseven.com, http://www.applereiteight.com and http://www.applereitnine.com, respectively, by accessing the “Investor Information” section, selecting the “Shareholder Reports” page and following the link available under the heading “SEC Filings”. See “Where You Can Find More Information Below” for additional information on obtaining copies of these materials.

SUPPLEMENTAL DISCLOSURE CONCERNING PURPORTED CLASS ACTION

On January 31, 2014, two shareholders of Apple Nine commenced a purported class action against Apple Nine and its directors in the United States District Court for the Eastern District of Virginia (DCG&T, et al. v. Knight, et al., No. 3:14cv67, E.D. Va.).  The complaint alleges (i) that the Mergers are unfair to Apple Nine’s shareholders, (ii) various breaches of fiduciary duty by Apple Nine’s directors, (iii) that the Mergers provide a financial windfall to insiders and (iv) that the Joint Proxy Statement/Prospectus contains false and misleading disclosures about certain matters.

The complaint demands (i) an order stating that the action may be maintained as a class action and certifying plaintiffs as class representatives, (ii) that defendants be enjoined from proceeding with and closing the Mergers, (iii) an award of damages and (iv) reimbursement of plaintiffs’ attorneys’ fees and other costs.

Apple Nine believes that plaintiffs’ claims are without merit and intends to defend this case vigorously.

VOTING AND REVOCABILITY OF PROXIES

IF YOU HAVE NOT ALREADY VOTED, YOUR VOTE IS VERY IMPORTANT.  IF YOU DO NOT VOTE ON THE MERGER PROPOSAL, IT WILL HAVE THE SAME EFFECT AS A VOTE BY YOU AGAINST THE MERGER PROPOSAL. IF AN APPLE NINE SHAREHOLDER DOES NOT VOTE ON THE PROPOSALS TO APPROVE THE APPLE NINE CHARTER AND BYLAWS AMENDMENTS, THIS WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE APPROVAL OF THE APPLE NINE CHARTER AND BYLAWS AMENDMENTS.

Shareholders of record of the Apple REITs as of January 8, 2014, the record date for the special meetings, who have not yet voted and still wish to do so, may vote in the manner set forth in the Joint Proxy Statement/Prospectus. Shares of the Apple REITs represented by properly executed proxies that are received in time for the applicable special meeting and that are not revoked, will be voted at the applicable special meeting in the manner specified by the holder.

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IF YOU HAVE ALREADY VOTED AND DO NOT WISH TO CHANGE YOUR VOTE, YOU DO NOT NEED TO DO ANYTHING. YOUR VOTE WILL BE TABULATED AS YOU INSTRUCTED AT THE APPLICABLE SPECIAL MEETING OR THE ADJOURNED APPLICABLE SPECIAL MEETING, AS APPLICABLE.

You may change your vote at any time before the vote is taken at the special meeting of the company of which you are a shareholder in any of the following ways:

•	submitting a later proxy by telephone or through the Internet prior to 11:59 p.m., eastern time, on February 26, 2014,

•	filing with the Secretary of the company, before the taking of the vote at the company’s special meeting, a written notice of revocation bearing a later date than the proxy card,

•	duly executing a later dated proxy card relating to the same shares and delivering it to the Secretary of the company before the taking of the vote at the company’s special meeting, or

•	voting in person at the company’s special meeting.

Your attendance at the company’s special meeting does not automatically revoke your previously submitted proxy. If you have instructed your bank, broker or other custodian to vote your shares, the options described above for revoking your proxy do not apply. Instead, you must follow the directions provided by your bank, broker or other custodian to change your vote; however, you may submit a later proxy by telephone or through the Internet prior to 11:59 p.m., eastern time, on February 26, 2014 as provided in those directions.

To submit your proxy, change your vote or revoke your proxy through the Internet, visit www.proxyvote.com.  To submit your proxy, change your vote or revoke your proxy by telephone, dial 1-800-690-6903 using a touch-tone phone and follow the recorded instructions.  If you submit your proxy, change your vote or revoke your proxy through the Internet or by telephone, you will be asked to provide the company number and control number from the previously delivered proxy card.

If you have any questions or need assistance voting your shares, please call David Lerner Associates, Inc., our proxy solicitor, at (800) 367-3000 (toll-free). If your bank, broker or other custodian holds your shares, you should call your bank, broker or other custodian for additional information.

WHERE YOU CAN FIND MORE INFORMATION

Apple Nine has filed a registration statement on Form S-4 (Registration No. 333-191084) that includes a joint proxy statement of the Apple REITs and that also constitutes the prospectus of Apple Nine.  The registration statement, as amended, was declared effective by the SEC on January 10, 2014.  The Apple REITs mailed the Joint Proxy Statement/Prospectus to shareholders of each of the Apple REITs on or about January 23, 2014. BEFORE MAKING ANY VOTING DECISION, THE SHAREHOLDERS OF THE APPLE REITS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND THIS SUPPLEMENT CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGERS AND RELATED MATTERS. Shareholders of the Apple REITs may obtain, without charge, a copy of the Joint Proxy Statement/Prospectus, this Supplement and other relevant documents filed with the SEC from the SEC’s website at “http://www.sec.gov.” You may also read and copy any reports, statements or other information filed at the SEC’s public reference room at 100 F. Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Shareholders of the Apple REITs may also obtain free copies of the Joint Proxy Statement/Prospectus, this Supplement and documents filed with the SEC by each Apple REIT through the “Investor Information” section of each Apple REIT’s website at http://www.applereitseven.com, http://www.applereiteight.com and http://www.applereitnine.com, respectively. Each Apple REIT’s website address is provided as an inactive textual reference only. The information provided on each Apple REIT’s website is not part of this Supplement, the Joint Proxy Statement/Prospectus, and is not incorporated by reference into this Supplement or the Joint Proxy Statement/Prospectus.

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